Exhibit 99.1

ADAPTHEALTH CORP. ANNOUNCES ACQUISITION OF NATIONAL HME PROVIDER AEROCARE HOLDINGS INC. AND UPDATES FINANCIAL GUIDANCE FOR 2021

•     Expected to significantly enhance scale and geographic reach, providing access to new customers and strengthening relationships with referral partners, patients, manufacturers, and managed healthcare plans

•     Greater managed care access, broader product availability, and enhanced customer service for patients

•     Combination of two industry leading technology platforms will position the combined company to lead the shift to connected healthcare and value-based arrangements

•     Total purchase price of approximately $2.0 billion, comprised of $1.1 billion in cash and 31 million shares of AdaptHealth

•     Expected to be financially accretive to growth, earnings, and cash flow

•     $50 million in estimated run-rate cost synergies identified

•     Best-in-class senior leadership team with strong cultural alignment

Plymouth Meeting, PA – December 1, 2020 – AdaptHealth Corp. (NASDAQ: AHCO) (“AdaptHealth” or the “Company”), a leading provider of home healthcare equipment, medical supplies to the home and related services in the United States, announced today that it has entered into a definitive agreement to acquire Orlando, Florida based AeroCare Holdings, Inc. (“AeroCare”).

Founded in 2000, AeroCare is a leading national technology-enabled respiratory and home medical equipment (“HME”) distribution platform in the United States and offers a comprehensive suite of direct-to-patient equipment and services including CPAP and BiPAP machines, oxygen concentrators, home ventilators, and other durable medical equipment products. AeroCare maintains extensive relationships with leading national manufacturers and managed healthcare plans, and services patients in over 300 locations across 30 states. AeroCare is currently owned by private investors including Peloton Equity, SkyKnight Capital, SV Health Investors, and AeroCare management and employees. The combined company will operate under the name AdaptHealth, and Luke McGee, CEO of AdaptHealth, and Steve Griggs, CEO of AeroCare, will jointly lead the company as Co-CEOs. Josh Parnes will continue to serve as President. In addition, AdaptHealth will expand its Board of Directors at closing of the transaction to 11 directors, with Steve Griggs and shareholder designee Ted Lundberg of Peloton Equity to join the Board.

Luke McGee commented, “We are very excited to welcome Steve and the AeroCare team to AdaptHealth. This highly accretive transaction pairs up two industry leaders with similar strategies and strong execution track records of growth and profitability, technology innovation, and patient service. Our combined company will further enhance our geographic reach with a footprint in 47 of the 48 continental US states, strengthening relationships with our referral partners, patients, manufacturers, and managed healthcare plans. Steve is a highly-regarded innovator in our industry and will bring exceptional leadership to AdaptHealth.”

Steve Griggs added, “Joining forces with AdaptHealth strengthens our combined ability to transform our industry and positively impact the lives of chronically ill patients across the country. I am very excited to partner with Luke, Josh and the AdaptHealth team to build an even stronger business, sharing best practices across each organization to drive operational efficiencies and create enhanced opportunities for our employees, patients, referral sources and other stakeholders.”

The transaction values AeroCare at approximately $2.0 billion on a debt-free, cash-free basis, with cash consideration of $1.1 billion, subject to adjustment as provided in the definitive agreement, and 31 million shares of AdaptHealth common stock. The share consideration will initially be a combination of Class A Common Stock (up to 19.9% of the outstanding Class A Common Stock) and non-voting convertible preferred, which converts to Class A Common Stock once AdaptHealth shareholders approve the issuance of the share consideration under NASDAQ rules. AdaptHealth will seek such shareholder approval after closing of the transaction. AdaptHealth intends to fund the cash portion of the consideration and associated costs through incremental debt and has committed debt financing from Jefferies Finance LLC.

The acquisition and financing transactions have received necessary board approvals and are expected to close in the first quarter of 2021, subject to certain customary closing conditions and regulatory approvals, including expiration or termination of all applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended. In connection with the closing of the acquisition of AeroCare, the Company will also simplify its corporate tax structure and convert all of the outstanding membership units of its subsidiary limited liability company, AdaptHealth Holdings LLC, and all of the outstanding shares of Class B Common Stock into shares of the Company’s Class A Common Stock. The simplification transaction will reduce the Company’s tax compliance costs, enhance its ability to structure future acquisitions and result in the Class A Common Stock being the Company’s only class of Common Stock outstanding. In order to provide for the payment of capital gains tax obligations related to the conversion of management’s membership units and Class B Common Stock, the Company has elected to satisfy with cash, in lieu of certain shares of Class A Common Stock, a portion of the membership units and shares of Class B Common Stock exchanged by certain members of the Company’s management prior to the simplification transaction.

Jefferies LLC is acting as the lead M&A advisor to AdaptHealth and Truist Securities, Inc. is acting as financial advisor to AdaptHealth. Willkie Farr & Gallagher LLP and K&L Gates LLP are acting as legal advisors to AdaptHealth. Morgan Stanley & Co. LLC is serving as AeroCare’s financial advisor and Goodwin Procter LLP and Brown & Fortunato, P.C. are serving as AeroCare’s legal counsel in connection with the transaction.

Separately, AdaptHealth is pleased to announce it has closed its acquisition of Massachusetts-based New England Home Medical Equipment (“NEHME”), furthering the growth and expansion of its diabetes division. Founded in 2015, NEHME is a leading supplier of CGM and diabetes management supplies throughout New England and the Northeastern United States. For the trailing twelve months ended September 30, 2020, NEHME generated net revenues of approximately $31 million.

Reaffirms 2020 Guidance and Increases 2021 Guidance

In connection with the acquisitions of AeroCare and New England Home Medical Equipment, the Company is increasing financial guidance for fiscal year 2021 for net revenue from a range of $1.30 billion to $1.40 billion to a range of $2.05 billion to $2.20 billion, Adjusted EBITDA from a range of $260 million to $280 million to a range of $480 million to $515 million, and Adjusted EBITDA less Patient Equipment Capex from a range of $180 million to $200 million to a range of $300 million to $330 million. This guidance assumes the AeroCare transaction closes on January 31, 2021 and includes estimated financial results of the combined company beginning on February 1, 2021. AdaptHealth reaffirms its previously disclosed full year 2020 guidance.

Conference Call and Webcast

The Company will host an investor conference call at 8:30 am Eastern Time today, December 1, 2020, to discuss the details of this announcement. The conference call may be accessed by dialing (877) 423-9820 (Domestic) or (201) 493-6749 (International).

For reference during the call, the Company will post certain supplemental slides at http://www.adapthealth.com.

The live call and replay will also be available on the Company’s website, http://www.adapthealth.com, under “Investor Relations”.

About AdaptHealth Corp.

AdaptHealth is a leading provider of home healthcare equipment, medical supplies to the home and related services in the United States. AdaptHealth provides a full suite of medical products and solutions designed to help patients manage chronic conditions in the home, adapt to life and thrive. Product and services offerings include (i) sleep therapy equipment, supplies and related services (including CPAP and bi PAP services) to individuals suffering from obstructive sleep apnea, (ii) medical devices and supplies to patients for the treatment of diabetes (including continuous glucose monitors and insulin pumps), (iii) home medical equipment (HME) to patients discharged from acute care and other facilities, (iv) oxygen and related chronic therapy services in the home, and (v) other HME medical devices and supplies on behalf of chronically ill patients with wound care, urological, incontinence, ostomy and nutritional supply needs. The Company is proud to partner with an extensive and highly diversified network of referral sources, including acute care hospitals, sleep labs, pulmonologists, skilled nursing facilities, and clinics. AdaptHealth services beneficiaries of Medicare, Medicaid and commercial insurance payors. AdaptHealth services approximately 1.8 million patients annually in all 50 states through its network of 269 locations in 41 states. Learn more at www.adapthealth.com.

Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding projections, estimates and forecasts of revenue and other financial and performance metrics and projections of market opportunity and expectations and the Company’s acquisition pipeline. These statements are based on various assumptions and on the current expectations of AdaptHealth management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of the Company.

These forward-looking statements are subject to a number of risks and uncertainties, including the outcome of judicial and administrative proceedings to which the Company may become a party or governmental investigations to which the Company may become subject that could interrupt or limit the Company’s operations, result in adverse judgments, settlements or fines and create negative publicity; changes in the Company’s clients’ preferences, prospects and the competitive conditions prevailing in the healthcare sector; and the impact of the recent coronavirus (COVID-19) pandemic and the Company’s response to it. A further description of such risks and uncertainties can be found in the Company’s filings with the Securities and Exchange Commission. If the risks materialize or assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that the Company presently knows or that the Company currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect the Company’s expectations, plans or forecasts of future events and views as of the date of this press release. The Company anticipates that subsequent events and developments will cause the Company’s assessments to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing the Company’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Use of Non-GAAP Financial Information and Financial Guidance

This release contains non-GAAP financial guidance, which is adjusted to exclude certain costs, expenses, gains and losses and other specified items that are evaluated on an individual basis. These non-GAAP items are adjusted after considering their quantitative and qualitative aspects and typically have one or more of the following characteristics, such as being highly variable, difficult to project, unusual in nature, significant to the results of a particular period or not indicative of future operating results. Similar charges or gains were recognized in prior periods and will likely reoccur in future periods.

The Company uses EBITDA, Adjusted EBITDA and Adjusted EBITDA less Patient Equipment Capex, which are financial measures that are not prepared in accordance with generally accepted accounting principles in the United States, or U.S. GAAP, to analyze its financial results and believes that they are useful to investors, as a supplement to U.S. GAAP measures. In addition, the Company’s ability to incur additional indebtedness and make investments under its existing credit agreement is governed, in part, by its ability to satisfy tests based on a variation of Adjusted EBITDA less Patient Equipment Capex.

The Company believes Adjusted EBITDA less Patient Equipment Capex is useful to investors in evaluating the Company’s financial performance. The Company’s business requires significant investment in equipment purchases to maintain its patient equipment inventory. Some equipment title transfers to patients’ ownership after a prescribed number of fixed monthly payments. Equipment that does not transfer wears out or oftentimes is not recovered after a patient’s use of the equipment terminates. The Company uses this metric as the profitability measure in its incentive compensation plans that have a profitability component and to evaluate acquisition opportunities, where it is most often used for purposes of contingent consideration arrangements. In addition, the Company’s debt agreements contain covenants that use a variation of Adjusted EBITDA less Patient Equipment Capex for purposes of determining debt covenant compliance. For purposes of this metric, patient equipment capital expenditure is measured as the value of the patient equipment received during the accounting period without regard to whether the equipment is purchased or financed through lease transactions.

EBITDA, Adjusted EBITDA and Adjusted EBITDA less Patient Equipment Capex should not be considered as measures of financial performance under U.S. GAAP, and the items excluded from EBITDA, Adjusted EBITDA and Adjusted EBITDA less Patient Equipment Capex are significant components in understanding and assessing financial performance. Accordingly, these key business metrics have limitations as an analytical tool. They should not be considered as an alternative to net income or any other performance measures derived in accordance with U.S. GAAP or as an alternative to cash flows from operating activities as a measure of the Company’s liquidity.

There is no reliable or reasonably estimable comparable GAAP measure for the Company’s non-GAAP financial guidance because the Company is not able to reliably predict the impact of certain items, including equity-based compensation expense, transaction costs and other non-recurring (income) expense for the full year 2021. As a result, reconciliation of these non-GAAP measures to the most directly comparable GAAP measure is not available without unreasonable effort. In addition, the Company believes such a reconciliation would imply a degree of precision and certainty that could be confusing to investors. The variability of the specified items may have a significant and unpredictable impact on the Company’s future GAAP results.

In addition, the Company’s non-GAAP financial guidance in this release excludes the impact of any potential additional future strategic acquisitions and any specified items that have not yet been identified and quantified. The guidance also excludes macro-economic effects due to the COVID-19 pandemic that are not yet quantifiable. The financial guidance is subject to risks and uncertainties applicable to all forward-looking statements as described elsewhere in this press release.

Contacts

AdaptHealth Corp.

Jason Clemens, CFA

Chief Financial Officer

(484) 301-6599

jclemens@adapthealth.com

Brittany Lett

Vice President, Marketing

(909) 915-4983

blett@adapthealth.com

The Equity Group Inc.

Devin Sullivan

Senior Vice President

(212) 836-9608

dsullivan@equityny.com

Kalle Ahl, CFA

Vice President

(212) 836-9614

kahl@equityny.com

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